UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2009

ALCANTARA BRANDS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-149804	26-2137574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3753 Howard Hughes Parkway, Suite 200 Las Vegas, Nevada	89169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 425-5758

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 23, 2009, the Registrant’s Board of Directors dismissed Seale and Beers, CPAs (the “Former Accountant”) and approved the engagement of De Joya Griffith & Company, LLC (the “New Accountant”) to serve as the Registrant’s independent registered public accountants for the fiscal year 2009. The New Accountant was engaged on October 23, 2009.

The Former Accountant was the Registrant’s independent registered public accountants as of August 6, 2009 and through October 23, 2009 (approximately 3 months), therefore did not issue auditors’ reports on the financial statements for the years ended December 31, 2008 and December 31, 2007.

The Former Accountant reviewed the Registrant’s financial statements and notes to financial statements included in its Form 10-Q for the period ended June 30, 2009.

During the period of the Former Accountant’s engagement and through the date of this Current Report, there have been no disagreements with the Former Accountant (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their report on financial statements for such years.

During the periods ended December 31, 2008 and 2007 and through the date of this Current Report on Form 8-K there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

During the periods ended December 31, 2008 and 2007 and through the date of this Current Report on Form 8-K, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:

1.
The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Registrant requested the Former Accountant to furnish a letter addressed to the Securities and Exchange Commission stating whether he agrees with the above statements.  A copy of the Former Accountant’s letter to the Commission is attached as Exhibit 16.4.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
16.4	Letter from Seale and Beers CPAs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCANTARA BRANDS CORPORATION

By: /S/ Carlos Alcantara
Carlos Alcantara, President

Date:  October 26, 2009